SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 19, 2007

Merchants Bancshares, Inc. (Exact name of registrant as specified in its charter)

Delaware	0-11595	03-0287342
(State or Other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

275 Kennedy Drive So. Burlington, Vermont (Address of principal executive offices)		05403 (Zip Code)

(802) 658-3400 (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02. Results of Operations and Financial Condition

      The following information is furnished under Item 2.02 - "Results of Operations and Financial Condition" and such information, including the exhibits attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

      On January 18, 2007 Merchants Bancshares, Inc. (the "Company") issued a press release announcing that its Board of Directors had declared a quarterly dividend of 28 cents per share on the Company's common stock. A copy of that press release, which is incorporated herein by reference, is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01. Other Events

On January 18, 2007, Merchants Bancshares, Inc. issued the press release included as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference, announcing that its Board of Directors authorized an additional share repurchase program, permitting the Company to repurchase an additional 200,000 shares of outstanding common stock until January 2008.

Item 9.01. Financial Statements and Exhibits

(d). The following exhibits are included with this Report:

	Exhibit No.	Description
	99.1	Press Release, dated January 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS BANCSHARES, INC.

Date:	January 19, 2007	/s/ Janet P. Spitler

Janet P. Spitler Chief Financial Officer & Treasurer

Exhibit 99.1
